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                                                                    Exhibit 23.6
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on this Form S-8 dated November 5, 1998 of Renaissance Worldwide, Inc. of our report on Triad Data, Inc. as of December 31, 1997 and 1996 and for the years then ended, dated February 27, 1998 which appears on page 19 of Form 8-K dated November 5, 1998.


Goldstein Golub Kessler LLP
November 5, 1998